UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Darden Restaurants, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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FOR IMMEDIATE RELEASE

NEWS/INFORMATION
Corporate Relations
P.O. Box 695011
Orlando, FL 32869-5011
Contacts:
(Analysts) Matthew Stroud	(407) 245-5288
(Media) Bob McAdam	(407) 245-5366

DARDEN ISSUES STATEMENT

ORLANDO, Fla., April 1, 2014 – Darden Restaurants, Inc. (NYSE: DRI) issued the following statement in response to the materials issued today by Starboard Value LP and its affiliates (“Starboard”).

We are confident in the initiatives we have announced to improve performance and enhance shareholder value.

Optimizing the value of Darden’s properties has always been a focus for the Company. The Board of Directors, with the assistance of two independent financial advisors and legal counsel, again recently conducted an extensive assessment of alternatives for Darden’s real estate and determined that a real estate separation would not enhance long-term shareholder value.

The Company will review the latest Starboard materials and looks forward to addressing them in its ongoing conversations with Darden shareholders.

Darden has engaged Goldman, Sachs & Co. as its financial advisor.  Morgan Stanley is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Darden’s Board of Directors.

Innisfree M&A Incorporated is serving as the Company’s proxy solicitor and can be contacted toll-free at (888) 750-5834.

About Darden
Darden Restaurants, Inc., (NYSE: DRI), the world's largest full-service restaurant company, owns and operates more than 2,100 restaurants that generate over $8.5 billion in annual sales.  Headquartered in Orlando, Fla., and employing more than 200,000 people, Darden is recognized for a culture that rewards caring for and responding to people.  In 2014, Darden was named to the FORTUNE “100 Best Companies to Work For” list for the fourth year in a row.  Our restaurant brands – Red Lobster, Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, The Capital Grille, Eddie V's and Yard House – reflect the rich diversity of those who dine with us.  Our brands are built on deep insights into what our guests want.  For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this news release regarding our expected earnings per share and U.S. same-restaurant sales for the fiscal year, new restaurant growth and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, plans or objectives, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). These risks and uncertainties include the ability to achieve the strategic plan to enhance shareholder value including the separation of Red Lobster, the high costs in connection with a spin-off which may not be recouped if the spin-off is not consummated, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business including health care reform, labor and insurance costs, technology failures, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, failure to successfully integrate the Yard House business and the additional indebtedness incurred to finance the Yard House acquisition, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V's, a lack of suitable new restaurant locations, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics and increased advertising and marketing costs, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment and interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our service marks or other intellectual property, impairment in the carrying value of our goodwill or other intangible assets, a failure of our internal controls over financial reporting, or changes in accounting standards, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Important Additional Information
The Company, its directors and certain of its executive officers are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s preliminary consent revocation solicitation statement, filed with the SEC on March 18, 2014, as amended, and the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on August 6, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended May 26, 2013, filed with the SEC on July 19, 2013 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended May 25, 2014 filed on September 30, 2013, January 2, 2014 and March 31, 2014, respectively. To the extent holdings of the Company’s securities have changed, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.
STOCKHOLDERS ARE ENCOURAGED TO READ THE COMPANY’S CONSENT REVOCATION SOLICITATION STATEMENT AND BLUE REVOCATION CARD (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, the Company’s consent revocation solicitation statement, BLUE revocation card and any other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http:// investor.darden.com/investors/investor-relations/default.aspx.